                      Metropolitan Life Insurance Company

                               Power of Attorney

                              C. Robert Henrikson
         Chairman of the Board, Chief Executive Officer and President

   KNOW ALL MEN BY THESE PRESENTS, that I, the Chairman of the Board, Chief Executive Officer and President of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   .  Metropolitan Life Separate Account UL (Equity Advantage VUL File
      No. 033-47927, Equity Advantage VUL File No. 333-135659, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File
      No. 033-32813),
   . Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File
      No. 333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File
      No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),
   . The New England Variable Account (Zenith Accumulator File No. 333-11131), . New England Variable Annuity Fund I (File No. 333-11137),
   .  New England Life Retirement Investment Account (Preference File
      No. 333-11133),
   .  Security Equity Separate Account Thirteen (File No. 333-110185),
   .  Security Equity Separate Account Twenty-Six (File No. 333-110183), and
   .  Security Equity Separate Account Twenty-Seven (File No. 333-110184),
   . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),
   . Paragon Separate Account B (Scudder Direct, Multi Manager Direct, Multi Manager II File No 333-133675, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon File No. 333-133671),
   . Paragon Separate Account C (Fidelity Direct File No. 333-133678 and Fidelity Commission File No. 333-133673),
   . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

and at such time as the following separate accounts are merged into the Company:

   . Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and

   . First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October,
      2006),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of July, 2006.

                                                  /s/ C. Robert Henrikson
                                                  -----------------------------
                                                  C. Robert Henrikson

                      Metropolitan Life Insurance Company

                               Power of Attorney

                              Curtis H. Barnette
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   .  Metropolitan Life Separate Account UL (Equity Advantage VUL File
      No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),
   . Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File
      No. 333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File
      No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),
   . The New England Variable Account (Zenith Accumulator File No. 333-11131), . New England Variable Annuity Fund I (File No. 333-11137),
   .  New England Life Retirement Investment Account (Preference File
      No. 333-11133),
   .  Security Equity Separate Account Thirteen (File No. 333-110185),
   .  Security Equity Separate Account Twenty-Six (File No. 333-110183), and
   .  Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

   . Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),
   . Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and
   . First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October,
      2006),
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this __th day of April, 2006.

                                                  /s/ Curtis H. Barnette
                                                  -----------------------------
                                                  Curtis H. Barnette

                      Metropolitan Life Insurance Company

                               Power of Attorney

                              Burton A. Dole, Jr.
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   .  Metropolitan Life Separate Account UL (Equity Advantage VUL File
      No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),
   . Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File
      No. 333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File
      No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),
   . The New England Variable Account (Zenith Accumulator File No. 333-11131), . New England Variable Annuity Fund I (File No. 333-11137),
   .  New England Life Retirement Investment Account (Preference File
      No. 333-11133),
   .  Security Equity Separate Account Thirteen (File No. 333-110185),
   .  Security Equity Separate Account Twenty-Six (File No. 333-110183), and
   .  Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

   . Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),
   . Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and
   . First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October,
      2006),
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 2006.

                                                  /s/ Burton A. Dole, Jr.
                                                  -----------------------------
                                                  Burton A. Dole, Jr.

                      Metropolitan Life Insurance Company

                               Power of Attorney

                                Cheryl W. Grise
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   .  Metropolitan Life Separate Account UL (Equity Advantage VUL File
      No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),
   . Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File
      No. 333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File
      No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),
   . The New England Variable Account (Zenith Accumulator File No. 333-11131), . New England Variable Annuity Fund I (File No. 333-11137),
   .  New England Life Retirement Investment Account (Preference File
      No. 333-11133),
   .  Security Equity Separate Account Thirteen (File No. 333-110185),
   .  Security Equity Separate Account Twenty-Six (File No. 333-110183), and
   .  Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

   . Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),
   . Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and
   . First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October,
      2006),
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of April, 2006.

                                                  /s/ Cheryl W. Grise
                                                  -----------------------------
                                                  Cheryl W. Grise

                      Metropolitan Life Insurance Company

                               Power of Attorney

                               James R. Houghton
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   .  Metropolitan Life Separate Account UL (Equity Advantage VUL File
      No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),
   . Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File
      No. 333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File
      No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),
   . The New England Variable Account (Zenith Accumulator File No. 333-11131), . New England Variable Annuity Fund I (File No. 333-11137),
   .  New England Life Retirement Investment Account (Preference File
      No. 333-11133),
   .  Security Equity Separate Account Thirteen (File No. 333-110185),
   .  Security Equity Separate Account Twenty-Six (File No. 333-110183), and
   .  Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

   . Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),
   . Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and
   . First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October,
      2006),
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2006.

                                                  /s/ James R. Houghton
                                                  -----------------------------
                                                  James R. Houghton

                      Metropolitan Life Insurance Company

                               Power of Attorney

                                Harry P. Kamen
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   .  Metropolitan Life Separate Account UL (Equity Advantage VUL File
      No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),
   . Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File
      No. 333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File
      No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),
   . The New England Variable Account (Zenith Accumulator File No. 333-11131), . New England Variable Annuity Fund I (File No. 333-11137),
   .  New England Life Retirement Investment Account (Preference File
      No. 333-11133),
   .  Security Equity Separate Account Thirteen (File No. 333-110185),
   .  Security Equity Separate Account Twenty-Six (File No. 333-110183), and
   .  Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

   . Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),
   . Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and
   . First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October,
      2006),
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this __th day of April, 2006.

                                                  /s/ Harry P. Kamen
                                                  -----------------------------
                                                  Harry P. Kamen

                      Metropolitan Life Insurance Company

                               Power of Attorney

                               Helene L. Kaplan
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   .  Metropolitan Life Separate Account UL (Equity Advantage VUL File
      No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),
   . Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File
      No. 333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File
      No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),
   . The New England Variable Account (Zenith Accumulator File No. 333-11131), . New England Variable Annuity Fund I (File No. 333-11137),
   .  New England Life Retirement Investment Account (Preference File
      No. 333-11133),
   .  Security Equity Separate Account Thirteen (File No. 333-110185),
   .  Security Equity Separate Account Twenty-Six (File No. 333-110183), and
   .  Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

   . Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),
   . Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and
   . First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October,
      2006),
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of April, 2006.

                                                  /s/ Helene L. Kaplan
                                                  -----------------------------
                                                  Helene L. Kaplan

                      Metropolitan Life Insurance Company

                               Power of Attorney

                                 John M. Keane
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   .  Metropolitan Life Separate Account UL (Equity Advantage VUL File
      No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),
   . Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File
      No. 333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File
      No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),
   . The New England Variable Account (Zenith Accumulator File No. 333-11131), . New England Variable Annuity Fund I (File No. 333-11137),
   .  New England Life Retirement Investment Account (Preference File
      No. 333-11133),
   .  Security Equity Separate Account Thirteen (File No. 333-110185),
   .  Security Equity Separate Account Twenty-Six (File No. 333-110183), and
   .  Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

   . Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),
   . Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and
   . First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October,
      2006),
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this __th day of April, 2006.

                                                  /s/ John M. Keane
                                                  -----------------------------
                                                  John M. Keane

                      Metropolitan Life Insurance Company

                               Power of Attorney

                                James M. Kilts
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   .  Metropolitan Life Separate Account UL (Equity Advantage VUL File
      No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),
   . Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File
      No. 333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File
      No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),
   . The New England Variable Account (Zenith Accumulator File No. 333-11131), . New England Variable Annuity Fund I (File No. 333-11137),
   .  New England Life Retirement Investment Account (Preference File
      No. 333-11133),
   .  Security Equity Separate Account Thirteen (File No. 333-110185),
   .  Security Equity Separate Account Twenty-Six (File No. 333-110183), and
   .  Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

   . Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),
   . Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and
   . First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October,
      2006),
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of April, 2006.

                                                  /s/ James M. Kilts
                                                  -----------------------------
                                                  James M. Kilts

                      Metropolitan Life Insurance Company

                               Power of Attorney

                              Charles M. Leighton
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   .  Metropolitan Life Separate Account UL (Equity Advantage VUL File
      No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),
   . Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File
      No. 333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File
      No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),
   . The New England Variable Account (Zenith Accumulator File No. 333-11131), . New England Variable Annuity Fund I (File No. 333-11137),
   .  New England Life Retirement Investment Account (Preference File
      No. 333-11133),
   .  Security Equity Separate Account Thirteen (File No. 333-110185),
   .  Security Equity Separate Account Twenty-Six (File No. 333-110183), and
   .  Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

   . Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),
   . Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and
   . First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October,
      2006),
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2006.

                                                  /s/ Charles M. Leighton
                                                  -----------------------------
                                                  Charles M. Leighton

                      Metropolitan Life Insurance Company

                               Power of Attorney

                               Sylvia M. Mathews
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   .  Metropolitan Life Separate Account UL (Equity Advantage VUL File
      No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),
   . Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File
      No. 333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File
      No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),
   . The New England Variable Account (Zenith Accumulator File No. 333-11131), . New England Variable Annuity Fund I (File No. 333-11137),
   .  New England Life Retirement Investment Account (Preference File
      No. 333-11133),
   .  Security Equity Separate Account Thirteen (File No. 333-110185),
   .  Security Equity Separate Account Twenty-Six (File No. 333-110183), and
   .  Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

   . Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),
   . Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and
   . First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October,
      2006),
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of April, 2006.

                                                  /s/ Sylvia M. Mathews
                                                  -----------------------------
                                                  Sylvia M. Mathews

                      Metropolitan Life Insurance Company

                               Power of Attorney

                                 Hugh B. Price
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   .  Metropolitan Life Separate Account UL (Equity Advantage VUL File
      No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),
   . Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File
      No. 333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File
      No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),
   . The New England Variable Account (Zenith Accumulator File No. 333-11131), . New England Variable Annuity Fund I (File No. 333-11137),
   .  New England Life Retirement Investment Account (Preference File
      No. 333-11133),
   .  Security Equity Separate Account Thirteen (File No. 333-110185),
   .  Security Equity Separate Account Twenty-Six (File No. 333-110183), and
   .  Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

   . Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),
   . Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and
   . First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October,
      2006),
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of April, 2006.

                                                  /s/ Hugh B. Price
                                                  -----------------------------
                                                  Hugh B. Price

                      Metropolitan Life Insurance Company

                               Power of Attorney

                             Kenton J. Sicchitano
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   .  Metropolitan Life Separate Account UL (Equity Advantage VUL File
      No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),
   . Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File
      No. 333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File
      No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),
   . The New England Variable Account (Zenith Accumulator File No. 333-11131), . New England Variable Annuity Fund I (File No. 333-11137),
   .  New England Life Retirement Investment Account (Preference File
      No. 333-11133),
   .  Security Equity Separate Account Thirteen (File No. 333-110185),
   .  Security Equity Separate Account Twenty-Six (File No. 333-110183), and
   .  Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

   . Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),
   . Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and
   . First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October,
      2006),
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2006.

                                                  /s/ Kenton J. Sicchitano
                                                  -----------------------------
                                                  Kenton J. Sicchitano

                      Metropolitan Life Insurance Company

                               Power of Attorney

                            William C. Steere, Jr.
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   .  Metropolitan Life Separate Account UL (Equity Advantage VUL File
      No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),
   . Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File
      No. 333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File
      No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),
   . The New England Variable Account (Zenith Accumulator File No. 333-11131), . New England Variable Annuity Fund I (File No. 333-11137),
   .  New England Life Retirement Investment Account (Preference File
      No. 333-11133),
   .  Security Equity Separate Account Thirteen (File No. 333-110185),
   .  Security Equity Separate Account Twenty-Six (File No. 333-110183), and
   .  Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

   . Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),
   . Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and
   . First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October,
      2006),
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this __th day of April, 2006.

                                                  /s/ William C. Steere, Jr.
                                                  -----------------------------
                                                  William C. Steere, Jr.

                      Metropolitan Life Insurance Company

                               Power of Attorney

                              William J. Wheeler
             Executive Vice President and Chief Financial Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, an Executive Vice President and Chief Financial Officer of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   .  Metropolitan Life Separate Account UL (Equity Advantage VUL File
      No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),
   . Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File
      No. 333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File
      No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),
   . The New England Variable Account (Zenith Accumulator File No. 333-11131), . New England Variable Annuity Fund I (File No. 333-11137),
   .  New England Life Retirement Investment Account (Preference File
      No. 333-11133),
   .  Security Equity Separate Account Thirteen (File No. 333-110185),
   .  Security Equity Separate Account Twenty-Six (File No. 333-110183), and
   .  Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

   . Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),
   . Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and
   . First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October,
      2006),
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2006.

                                                  /s/ William J. Wheeler
                                                  -----------------------------
                                                  William J. Wheeler

                      Metropolitan Life Insurance Company

                               Power of Attorney

                           Joseph J. Prochaska, Jr.
             Executive Vice President and Chief Accounting Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, an Executive Vice President and Chief Accounting Officer of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   .  Metropolitan Life Separate Account UL (Equity Advantage VUL File
      No. 033-47927, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226, UL II File No. 033-32813),
   . Metropolitan Life Separate Account E (Preference Plus File No. 002-90380, Settlement Plus File No. 333-80547, Income Security Plan File
      No. 333-43970, Preference Plus Select File No. 333-52366, Asset Builder VA File 333-69320, Financial Freedom Select File No. 333-83716, Income Security Plan File 333-105692, Personal Pension Builder Select File
      No. 333-118214, Preference Plus Income Advantage File No. 333-122883, Personal IncomePlus File No. 333-122897),
   . The New England Variable Account (Zenith Accumulator File No. 333-11131), . New England Variable Annuity Fund I (File No. 333-11137),
   .  New England Life Retirement Investment Account (Preference File
      No. 333-11133),
   .  Security Equity Separate Account Thirteen (File No. 333-110185),
   .  Security Equity Separate Account Twenty-Six (File No. 333-110183), and
   .  Security Equity Separate Account Twenty-Seven (File No. 333-110184),

and at such time as the following separate accounts are merged into the Company:

   . Metropolitan Life Separate Account Paragon A (Group America Plus and AFIS Group) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon B (Scudder Direct, Multi Manager Direct, Multi Manager II, Scudder Commission, Multi Manager Commission, Morgan Stanley product, Putnam product, MFS product, Multi Manager Aon) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon C (Fidelity Direct and Fidelity Commission) (expected on or about May 1, 2006),
   . Metropolitan Life Separate Account Paragon D (Joint Survivor VUL and Individual Variable Life) (expected on or about May 1, 2006),
   . Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October, 2006), and
   . First Citicorp Life Variable Annuity Separate Account (CitiVariable Variable Annuity and CitiElite Annuity) (expected on or about October,
      2006),
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2006.

                                                  /s/ Joseph J. Prochaska, Jr
                                                  -----------------------------
                                                  Joseph J. Prochaska, Jr.